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                         INDEPENDENT AUDITORS CONSENT



We consent to the incorporation by reference in the Registration Statement of Voice It Worldwide, Inc. on Form S-8 of our report dated March 3, 1997, appearing in the Annual Report on Form 10-KSB of Voice It Worldwide, Inc. for the year ended December 31, 1996.


                                 /s/ Ehrhardt Keefe Steiner & Hottman PC
                                 ---------------------------------------
                                 Ehrhardt Keefe Steiner & Hottman PC

March 31, 1997
Denver, Colorado